Exhibit 99.1

Contacts
For AmerisourceBergen:	For Kindred Healthcare:
Michael N. Kilpatric	Susan E. Moss
Vice President, Corporate &	Vice President of
Investor Relations	Corporate Communications
610-727-7118	502-596-7296

AMERISOURCEBERGEN AND KINDRED HEALTHCARE UPDATE PROGRESS ON COMBINING THEIR RESPECTIVE INSTITUTIONAL PHARMACY BUSINESSES

Valley Forge, PA, and Louisville, KY, September 27, 2006 —AmerisourceBergen Corporation (NYSE: ABC) and Kindred Healthcare, Inc. (NYSE: KND) today announced that they are making solid progress toward combining their respective institutional pharmacy businesses, PharMerica Long-Term Care (“PharMerica LTC”) and Kindred Pharmacy Services (“KPS”), into a new, independent, publicly traded company, and expect to sign a definitive agreement in the next 30 to 60 days. The companies continue to anticipate completing the transaction in the first calendar quarter of 2007.

Since August 7, 2006, when the companies announced their letter of intent to combine PharMerica LTC and KPS in an anticipated tax-free transaction, several key items have already been accomplished. The waiting period under the Hart-Scott-Rodino Act expired on September 14, 2006, following routine review by the Federal Trade Commission. Each of the companies has filed a private letter ruling request with the Internal Revenue Service to confirm the tax-free treatment of the transaction. The companies have also hired Accenture, a world leader in business consulting and technology services, to assist with the integration planning for the new company.

In addition to entering into a definitive agreement, the proposed transaction still requires review of a transaction registration statement by the Securities and Exchange Commission, and a favorable determination by the Internal Revenue Service.

The proposed transaction will proceed only if the parties sign a definitive agreement and if all conditions to completion occur. There can be no assurance that a definitive agreement will be signed or, if a definitive agreement is signed, that all conditions to completion will be met.

About AmerisourceBergen

AmerisourceBergen (NYSE:ABC) is one of the world’s largest pharmaceutical services companies serving the United States and Canada. Servicing both pharmaceutical manufacturers and healthcare providers in the pharmaceutical supply channel, the Company provides drug distribution and related services designed to reduce costs and improve patient outcomes. AmerisourceBergen’s service solutions range from pharmacy automation and pharmaceutical packaging to pharmacy services for skilled nursing and assisted living facilities, reimbursement and pharmaceutical consulting services, and physician education. With nearly $60 billion in annualized revenues, AmerisourceBergen is headquartered in Valley Forge, PA, and employs more than 13,000 people. AmerisourceBergen is ranked #27 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

About Kindred Healthcare

Kindred Healthcare, Inc. (NYSE: KND), is a Fortune 500 healthcare services company, based in Louisville, Kentucky, with annualized revenues of $4.3 billion that provides services in over 500 locations in 39 states. Kindred through its subsidiaries operates long-term acute care hospitals, skilled nursing centers, institutional pharmacies and a contract rehabilitation services business, Peoplefirst Rehabilitation Services, across the United States. Kindred’s 56,000 employees are committed to providing high quality patient care and outstanding customer service to become the most trusted and respected provider of healthcare services in every community we serve. For more information, go to www.kindredhealthcare.com.

AmerisourceBergen Forward-Looking Statements

This news release may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements herein include statements addressing management’s views with respect to future financial and operating results and the benefits, efficiencies and savings to be derived from the Company’s integration plan to consolidate its distribution network. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: competitive pressures; the loss of one or more key customer or supplier relationships; customer defaults or insolvencies; changes in customer mix; supplier defaults or insolvencies; changes in pharmaceutical manufacturers’ pricing and distribution policies or practices; adverse resolution of any contract or other disputes with customers (including departments and agencies of the U.S. Government) or suppliers; regulatory changes; changes in U.S. government policies (including reimbursement changes arising from the Medicare Modernization Act); declines in the amounts of market share rebates offered by pharmaceutical manufacturers to the PharMerica long-term care business, declines in the amounts of rebates that the PharMerica Long-Term Care business can retain, and/or the inability of the business to offset the rebate reductions that have already occurred or any rebate reductions that may occur in the future; fluctuations in market interest rates; operational or control issues arising from the Company’s outsourcing of information technology activities; the Pharmaceutical Distribution segment’s ability to continue to successfully transition its business model to fee-for-service; success of integration, restructuring or systems initiatives; fluctuations in the U.S. dollar - Canadian dollar exchange rate and other foreign exchange rates; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the United States; acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; and other economic, business, competitive, legal, regulatory and/or operational factors affecting the business of the Company generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1 (Business) under the heading “Certain Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006.

Kindred Healthcare Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements regarding Kindred’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this press release concerning the new company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, anticipated cost synergies, economies of scale and product or service line growth, together with other statements that are not historical facts, are forward-looking statements reflecting the best judgment of Kindred based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect Kindred’s plans or results include, without limitation, (a) Kindred’s and AmerisourceBergen’s ability to reach definitive agreements and the receipt of all required regulatory approvals and the satisfaction of other closing conditions to the transactions; (b) Kindred’s ability to operate pursuant to the terms of its debt obligations and its master leases with Ventas, Inc. (NYSE:VTR); (c) the risks and uncertainties arising from and related to the rent reset process, including the appraisal process, pursuant to the master leases; (d) Kindred’s ability to meet its rental and debt service obligations; (e) adverse developments with respect to Kindred’s results of operations or liquidity; (f) Kindred’s ability to attract and retain key executives and other healthcare personnel; (g) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel; (h) the effects of healthcare reform and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry; (i) changes in the reimbursement rates or methods of payment from third party payors, including the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care hospitals, including the final Medicare payment rules issued on May 2, 2006, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for Kindred’s nursing centers; (j) national and regional economic conditions, particularly their effect on the availability and cost of labor, materials and other services; (k) Kindred’s ability to control costs, including labor and employee benefit costs; (l) Kindred’s ability to successfully pursue its development activities and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations; (m) the increase in the costs of defending and insuring against alleged professional liability claims and Kindred’s ability to predict the estimated costs related to such claims; (n) Kindred’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability claims; (o) Kindred’s ability to successfully dispose of unprofitable facilities; and (p) Kindred’s ability to ensure and maintain an effective system of internal controls over financial reporting. Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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